Exhibit 99.1

Soluble Systems, LLC. Acquisition 1 October 6, 2016

Safe Harbor Statement IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC In connection with the proposed transactions, Alliqua Holdings, Inc . (“Holdco”) plans to file with the SEC a registration statement on Form S - 4 that will include a proxy statement of Alliqua BioMedical , Inc . (“ Alliqua ”) . After the Form S - 4 is declared effective by the SEC, Alliqua will file with the SEC and deliver to its stockholders a definitive proxy statement/prospectus . Each of Holdco and Alliqua also plan to file other relevant documents with the SEC regarding the proposed transactions . INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTIONS WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS . Investors may obtain (when available) copies of all documents filed with the SEC regarding the proposed transactions, free of charge, at the SEC’s website ( www . sec . gov ) or from Holdco or Alliqua at Alliqua’s Investor Relations department at www . alliqua . com or by email at AlliquaBiomedical@westwicke . com . PARTICIPANTS IN THE SOLICITATION Alliqua and its directors and officers may be deemed to be participants in the solicitation of proxies from Alliqua’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed transactions . Information about Alliqua’s directors and officers and their ownership of Alliqua’s common stock is set forth in the definitive proxy statement for Alliqua’s Annual Meeting of stockholders, which was filed with the SEC on March 25 , 2016 . Additional information will be available in the definitive proxy statement/prospectus and other relevant documents regarding the proposed transactions when they become available . Investors should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions . You may obtain free copies of these documents from Holdco or Alliqua using the sources indicated above . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U . S . Securities Act of 1933 , as amended . CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements . Forward - looking statements are generally identifiable by the use of words like “may,” “will,” “can,” “expects,” “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “is confident that” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology . Such statements are based on management's good faith expectations and are subject to numerous factors, risks and uncertainties that may cause actual results, the outcome of events, timing and performance to differ materially from those expressed or implied by such statements . These factors, risks and uncertainties include , without limitation : no assurance when or if the proposed transactions will be completed ; any delays in completing the proposed transactions may substantially reduce the expected benefits of the proposed transactions ; Holdco and Alliqua are expected to incur substantial expenses related to the transactions and the integration of Soluble Systems, LLC’s (“Soluble”) business ; the issuance of new common stock could decrease the market price of currently outstanding common stock ; the current ownership of Alliqua will be diluted as part of the transactions ; following the transactions, Soluble will be a significant stockholder of Holdco ; failure to complete the transactions could negatively affect Alliqua’s common stock ; successful integration of Soluble’s business is not assured ; Holdco will be incurring substantial additional indebtedness in connection with the transactions ; and other economic, business and other factors . In addition, other factors that could cause actual results to differ materially are discussed in Alliqua’s filings with the SEC, including its Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q . Investors and security holders are urged to read these documents free of charge on the SEC's web site at www . sec . gov or from Alliqua at www . alliqua . com . Given these uncertainties, you should not rely on any forward - looking statements . Forward - looking statements represent our estimates and assumptions only as of the date they were made and neither Holdco nor Alliqua undertakes any obligation to publicly update or revise the forward - looking statements as a result of new information, future events or otherwise . Forward Looking Statements

Alliqua BioMedical: Preliminary Q3 Revenue • Announced preliminary revenue* results via press release/8 - k on October 5 th • Total revenue* results of approximately $4.85 million vs. $4.19 million last year – Total revenue growth of 16% year - over - year • Product sales of approximately $4.35 million – Product sales growth of 19% year - over - year and quarter - over - quarter – Strong product revenue growth driven by continued strength in our biologics franchise and record sales of MIST therapy products • Full financial results scheduled to be reported November 4 th BMO 3 *Revenue from continuing operations which excludes sales of Sorbion in both Q3’16 and Q3’15 The financial information presented above is a preliminary estimate only, has not been reviewed by the Company's independent regi ste red accounting firm and is subject to change upon completion of the review of the Company’s financial statements as of and for th e q uarter ended September 30, 2016. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of September 30, 2016.

Solid Foundation, Transformational Acquisition • Alliqua’s progress in 2016 establishes a solid foundation for today’s announcement – Q1’16: Commercial focus for Biovance into surgical arena – Q3’16: Sale of exclusive distribution rights for Sorbion dressing line to BSN medical for total consideration of $4.4 million – Q3’16: Commercial introduction of new regenerative technology, Interfyl Connective Tissue Matrix – Preliminary 9 months 2016: product revenue from continuing operations of $11.4m, up 72.7% year - over - year • This transaction presents a unique opportunity to drive meaningful strategic and financial benefits through the combination of two strong regenerative technologies companies 4

Soluble Systems: Overview • Business Description: – Privately held company with 60 employees – Formed in 1999 – Headquartered in Newport News, Virginia – Markets and distributes TheraSkin® human skin tissue allograft – Direct distribution model with ~40 selling resources – Primarily target hospital and wound care customers in outpatient facilities – Generated end - user revenue at an annual run - rate in excess of $18 million during the six - months ended June 30, 2016 5

Overview of TheraSkin • Product Summary : – Cryopreserved human skin allograft – FDA - regulated HCT/P product under section 361 – Indicated for all external acute and chronic wounds including but not to: DFUs, VLUs, pressure ulcers, burns, radiation injury, necrotizing fasciitis and for use over exposed vital structures (e.g., muscle, tendon, bone and joint capsule) 6 • Features & Benefits: • Reimbursement Coverage: – Nationwide Medicare coverage from all 8 MACs – Medicaid coverage in 41 states, D.C., Puerto Rico – TriCare coverage and Extensive Private Payor coverage

Clinical Support for TheraSkin 7

Strategic & Financial Benefits are Clear • Enhance portfolio of regenerative medicine technologies, the fastest growing segment of the wound tissue repair market • Larger selling infrastructure, channel - specific focus • Broader sales coverage in the U.S. and opportunities for cross - selling over time • Enhance executive leadership team • Compelling financial benefits 8

Transaction Summary • Alliqua will acquire Soluble through series of transactions for a total consideration of $35 million plus warrants to purchase 4 million shares of new Alliqua common stock at an exercise price of $1.07 • Soluble will contribute and transfer assets into newly formed subsidiary of Alliqua (“New Alliqua”) • Alliqua will complete holding company reorganization resulting in “New Alliqua” becoming the new public parent of Alliqua • Total consideration consists of: – Issuance of approx. 17.6 million shares – $12.4 million of senior debt assumed by Alliqua from Soluble Systems – $5.4 million subordinated debt paid by Alliqua – $1 million of cash payment by Alliqua to Soluble prior to closing and $500,000 of other consideration • All equity issued under this transaction is subject to a 12 month “lock - up” from date of close • Soluble has the right to appoint one new director to the Company’s board of directors • Transaction is expected to close in the first quarter of 2017 and is subject to certain closing conditions. 9

Financing and Other Closing Conditions • The transactions described above are contingent upon Alliqua securing debt or equity financing, or a combination thereof, that results in gross proceeds of at least $45 million, inclusive of any current indebtedness of Soluble or Alliqua that is either assumed, restructured or refinanced by the combined company . • The Company currently expects to restructure the existing senior debt obligations for both Alliqua and Soluble totaling approximately $26.2 million. • SWK Holdings Corporation, Soluble’s existing senior lender, has expressed support of this transaction . • The transaction is also subject to various customary closing conditions, including the filing of a registration statement with the Securities and Exchange Commission (the “SEC”), the approval of Alliqua's stockholders and the receipt of certain third party consents, including the senior lenders of both Alliqua and Soluble. 10

Transformational Acquisition with Multiple Strategic & Financial Benefits • Enhance portfolio of regenerative medicine technologies • Larger selling infrastructure, channel - specific focus • Broader sales coverage in the U.S. and opportunities for cross - selling over time • Enhance executive leadership team • Compelling financial benefits 11